SECURITY AGREEMENT

1.    Identification.

      This Security Agreement (the "Agreement"), dated as of June ____, 2005, is entered into by and between Swiss Medica, Inc., a Delaware corporation ("Debtor"), and Double U Master Fund, L.P. (the "Lender").

2.    Recitals.

      2.1 The Lender has made or is making loans and will make additional loans to Debtor (the "Loans"). It is beneficial to Debtor that the Loans were made, are being made and will be made.

      2.2 The Loans are evidenced by certain promissory notes (each a "Secured Note") issued by Debtor on or about the date of this Agreement and issuable after the date of this Agreement, pursuant to subscription agreements (each a "Subscription Agreement") to which Debtor and Lender are parties.

      2.3 In consideration of the Loans made by Lender to Debtor and for other good and valuable consideration, and as security for the performance by Debtor of its obligations under the Notes and as security for the repayment of the Loans and all other sums due from Debtor to Lender arising under the Notes presently outstanding or to be outstanding in the future, Subscription Agreements, and any other agreement between or among them (collectively, the "Obligations"), Debtor, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Lender, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth. Obligations include all future advances by Lender to Debtor advanced on a pro rata basis by Lender on substantially the same terms.

      2.4 The following defined terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.

3.    Grant of General Security Interest in Collateral.

      3.1 As security for the Obligations of Debtor, Debtor hereby grants the Lender, a security interest in the Collateral.

      3.2 "Collateral" shall mean all now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of inventory, but not limited to:

            (i) All Inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Debtor's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all Inventory which may be returned to Debtor by its customers or repossessed by Debtor and all of Debtor's right, title and interest in and to the foregoing (including all of Debtor's rights as a seller of goods);

            (ii) Books and Records: All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Debtor, any computer service bureau or other third party; and


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            (iii) Products and Proceeds: All products and Proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing, but excluding Proceeds from sale of Collateral in the ordinary course of business as set forth in Section 5.2.

      3.3 The Lender is hereby specifically authorized, after an Event of Default (as defined herein) and the expiration of any applicable cure period, to transfer any Collateral into the name of the Lender and to take any and all action deemed advisable to the Lender to remove any transfer restrictions affecting the Collateral.

4.    Perfection of Security Interest.

      4.1 Debtor shall prepare, execute and deliver to the Lender UCC-1 Financing Statements. The Lender is instructed to prepare and file at Debtor's cost and expense, financing statements in such jurisdictions deemed advisable to the Lender, including but not limited to Delaware. The Financing Statements are deemed to have been filed for the benefit of the Lender.

      4.2 Upon satisfaction in full of the Secured Notes, the Lender will authorize the Company to file UCC termination statements in each jurisdiction in which it filed UCC Financing Statements.

5.    Further Action By Debtor; Covenants and Warranties.

      5.1 Debtor has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims, subject to the remainder of this Section 5.1. Lender's security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Lender except for a security interest granted to Strategic Equity Corp., in which the obligations secured by such security interest may not exceed $700,000 and such security interest may encumber only the Receivables of the Debtor. Debtor may replace Strategic Equity Corp. with any another lender at any time. "Receivables" shall mean those accounts, receivables, chattel paper, instruments, contract rights, documents, rights to payment and all proceeds thereof arising out of the invoices or other agreements from the sale of the Debtor's products or provision of the Debtor's services. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Lender to establish, maintain and continue the perfected security interest of Lender in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Lender from time to time to establish and determine the validity and the continuing priority of the security interest of Lender, and also pay all other claims and charges that, in the opinion of Lender, exercised in good faith, are reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or Lender's security interests therein.

      5.2 Other than in the ordinary course of business as described below and except for Collateral which is substituted by assets of identical or greater value or which has become obsolete or is of inconsequential value, Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Lender. Although Proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Lender consents to any sale of the Collateral, except as provided herein. Sales of Collateral in the ordinary course of business shall be free of the security interest of Lender and Lender shall promptly execute such documents (including without limitation releases and termination statements) at Debtor's expense, as may be required by Debtor to evidence or effectuate the same provided the sold Collateral is replaced by assets of identical or greater value, including without limitation, additional Inventory.


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      5.3 Debtor will, at all reasonable times and upon reasonable notice, allow
Lender or its representatives free and complete access to the Collateral and all of Debtor's records which in any way relate to the Collateral, for such inspection and examination as Lender reasonably deems necessary.

      5.4 Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Lender hereunder, and the Collateral against the claims and demands of all other persons.

      5.5 Debtor will promptly notify Lender of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Lender under this Security Agreement in any material respect.

      5.6 Debtor, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property. The insurance policies to be obtained by Debtor shall be in form and amounts reasonably acceptable to Lender. Debtor shall make the Lender first a loss payee thereon to the extent of its interest in the Collateral. Lender is hereby irrevocably (until the Obligations are paid in full) appointed Debtor's attorney-in-fact to endorse any check or draft that may be payable to Debtor so that Lender may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance (subject to the rights of senior secured parties), less any costs and expenses incurred or paid by Lender in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

      5.7 Lender may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor. Upon Debtor's failure to do so, all amounts expended by Lender in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to Lender upon demand and shall bear interest at the lesser of 15% per annum or the highest legal amount from the dates of such expenditures until paid.

      5.8 Upon the request of Lender, Debtor will furnish to Lender within five
(5) business days thereafter, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Lender, duly acknowledged, certifying the amount of the principal and interest and any other sum then owing under the Obligations, whether to the knowledge of its CFO any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations. In connection with any assignment by Lender of this Security Agreement, Debtor hereby agrees to cooperate with Lender such that the insurance policies required hereby to be carried by Debtor, if any, may be endorsed in form satisfactory to Lender or to such assignee, with loss payable clauses in favor of such assignee, and to cooperate to enable such endorsements to be delivered to Lender as soon as reasonably possible after request therefor by Lender.

      5.9 Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other reasonable assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Lender may reasonably require to perfect its security interest hereunder.


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      5.10 Debtor represents and warrants that it is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances.

      5.11 Debtor hereby agrees not to divest itself of any right under the Collateral except as permitted herein absent prior written approval of the Lender, except to a subsidiary organized and located in the United States on prior notice to Lender provided the Collateral remains subject to the security interest herein described.

6.    Power of Attorney.

      After the occurrence and during the uncured continuation of an Event of Default as defined in Section 8 below, Debtor hereby irrevocably constitutes and appoints the Lender as the true and lawful attorney of Debtor, with full power of substitution, in the place and stead of Debtor and in the name of Debtor or otherwise, at any time or times, in the discretion of the Lender, to take any action and to execute any instrument or document which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement. This power of attorney is coupled with an interest and is irrevocable until the Obligations are satisfied.

7.    Performance By The Lender.

      If Debtor fails to perform any material covenant, agreement, duty or obligation of Debtor under this Agreement, the Lender may, after any applicable cure period at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Lender incurred in connection with the foregoing authorization shall be payable by Debtor as provided in Paragraph 11.1 hereof. No discretionary right, remedy or power granted to the Lender under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Lender with respect thereto, such rights, remedies and powers being solely for the protection of the Lender.

8.    Event of Default.

      An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined and described in this Agreement, or in the Notes, Subscription Agreement, and any other material agreement to which Debtor and Lender are parties. Upon and after any Event of Default, after the applicable cure period of no less than five business days, if any, any or all of the Obligations shall become immediately due and payable at the option of the Lender, and the Lender may dispose of Collateral as provided below. A default by Debtor of any of its material obligations pursuant to this Agreement shall be an Event of Default hereunder and an event of default as defined in the Notes, and Subscription Agreement. An event of default shall be deemed to have terminated if the cause of such event has been cured during the cure period.

9.    Disposition of Collateral.

      Upon and after any Event of Default which is then continuing,

      9.1 The Lender may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Lender shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.


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      9.2 If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, five business (5) days prior written notice (which Debtor agrees is reasonable notice within the meaning of Section 9-612(a) of the Uniform Commercial Code) shall be given to Debtor of the time and place of any sale of Collateral which Debtor hereby agrees may be by private sale. The rights granted in this Section are in addition to any and all rights available to Lender under the Uniform Commercial Code.

      9.3 The Lender is authorized, at any such sale, if the Lender deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Lender deems advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

      9.4 All proceeds received by the Lender in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Lender pursuant to Paragraph 11.1 hereof) against the Obligations. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Lender incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Lender to Debtor shall be without representation or warranty of any nature whatsoever and wholly without recourse. To the extent allowed by law, Lender may purchase the Collateral and pay for such purchase by offsetting up to the proceeds with sums owed to Lender by Debtor arising under the Obligations or any other source.

10. Waiver of Automatic Stay. Debtor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against Debtor, or if any of the Collateral should become the subject of any bankruptcy or insolvency proceeding, then the Lender should be entitled to, among other relief to which the Lender may be entitled under the Note, Subscription Agreement and any other agreement to which the Debtor, or Lender are parties, (collectively "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Lender to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. Debtor EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, Debtor EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE LENDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. Debtor hereby consents to any motion for relief from stay which may be filed by the Lender in any bankruptcy or insolvency proceeding initiated by or against Debtor, and further agrees not to file any opposition to any motion for relief from stay filed by the Lender. Debtor represents, acknowledges and agrees that this provision is a specific and material aspect of this Agreement, and that the Lender would not agree to the terms of this Agreement if this waiver were not a part of this Agreement. Debtor further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Lender nor any person acting on behalf of the Lender has made any representations to induce this waiver, that Debtor has been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by Debtor and that Debtor has had the opportunity to discuss this waiver with counsel. Debtor further agrees that any bankruptcy or insolvency proceeding initiated by Debtor will only be brought in the Federal Court within the Southern District of New York.


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11.   Miscellaneous.

      11.1 Expenses. Debtor shall pay to the Lender, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Lender may incur in connection with
(a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Lender hereunder or with respect to any or all of the Obligations upon breach or threatened breach; or (c) failure by Debtor to perform and observe any agreements of Debtor contained herein which are performed by the Lender.

      11.2 Waivers, Amendment and Remedies. No course of dealing by the Lender and no failure by the Lender to exercise, or delay by the Lender in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lender. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor therefrom, shall, in any event, be effective unless contained in a writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Lender, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Lender from time to time in such order as the Lender may elect.

      11.3 Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

          To Debtor:                         Swiss Medica, Inc.
                                             53 Yonge Street, 3rd Floor
                                             Toronto, Ontario
                                             Canada M5E 1J3
                                             Attn: Raghu Kilambi, CEO
                                             Fax: (416) 214-0066

          With a copy by telecopier only to:

                                             Richardson & Patel LLP
                                             10900 Wilshire Boulevard, Suite 500
                                             Los Angeles, CA 90024
                                             Attn: Ryan Hong, Esq.
                                             Fax: (310) 208-1154

          To Lender:                         Double U Master Fund LP
                                             C/o Navigator Management Ltd.
                                             Harbor House, Waterfront Drive
                                             P.O. Box 972
                                             Road Town, Tortola
                                             British Virgin Islands
                                             Attn: Murray Todd
                                             Fax: (284) 494-4771


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Any party may change its address by written notice in accordance with this paragraph.

      11.4 Term; Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Lender and their respective successors and assigns. All the rights and benefits granted by Debtor to the Lender in the Loan Documents and other agreements and documents delivered in connection therewith are deemed granted to the Lender.

      11.5 Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

      11.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against Debtor with respect to this Agreement may be brought in the courts in the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

      11.7 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, the undersigned have executed and delivered this
Security Agreement, as of the date first written above.

"DEBTOR"
SWISS MEDICA, INC.
a Delaware corporation


By:
    --------------------------------------


Its:
     -------------------------------------


APPROVED BY "LENDER"


------------------------------------------
DOUBLE U MASTER FUND, L.P.


        This Security Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

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